UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 2005

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Woodcliff Drive, Suite 300, Fairport, NY 14450
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code  (585) 218-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

    On November 4, 2005, Constellation Brands, Inc. (“Constellation”) issued a press release, attached here as Exhibit 99.1, in which it questioned the recommendation made by the Board of Directors of Vincor International Inc. (“Vincor”) that Vincor shareholders reject Constellation's cash takeover bid (the "Offer") to acquire all of the outstanding common shares (and associated Poison Pill Rights) of Vincor for CDN $31.00 per share.  As previously announced, the Offer is scheduled to expire at 5:00 p.m. Toronto time on Monday, November 28, 2005, unless the Offer is extended.  The Offer is not conditional on financing or the completion of due diligence but contains certain customary conditions, including the valid tender, and non-withdrawal, of at least 66 2/3% of Vincor’s common shares and receipt of required regulatory consents and approvals.

    This Current Report on Form 8-K, including the exhibit hereto, is being furnished in lieu of a tender offer filing, since Vincor International Inc. does not have a class of equity security registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

    References to Constellation's website in the press release attached as Exhibit 99.1 do not incorporate by reference the information on such website into this Current Report on Form 8-K and Constellation disclaims any such incorporation by reference.  The information included in this Current Report on Form 8-K and the press release attached as Exhibit 99.1, are incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD.  This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	The following exhibit is furnished as part of this Current Report on Form 8-K.

No.	Description
99.1	Press Release of Constellation Brands, Inc. (the “Company”), dated November 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION BRANDS, INC.

Date: November 4, 2005	By:	/s/ Thomas S. Summer
Thomas S. Summer, Executive Vice President and Chief Financial Officer

Exhibit Number	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	Press Release dated November 4, 2005.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.